THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage® Advisory

Supplement dated January 10, 2017 to the December 28, 2016 prospectus

This supplement outlines a correction to the December 28, 2016 prospectus. All other provisions of the prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

The percentage for the Large Account Credit was listed incorrectly on page 31 of the prospectus. As a result, the prospectus is revised as follows:

The Contracts – Large Account Credit. The following two paragraphs will replace the first two paragraphs of this section.

Contractowners will receive a Large Account Credit when your Contract Value reaches a threshold of $1 million. During the first Contract Year, the Large Account Credit will apply if either the cumulative Purchase Payments (decreased by withdrawals taken since the contract effective date or Regular Income Payments under i4LIFE® Advantage) or the Contract Value (or Account Value under i4LIFE® Advantage) is equal to or greater than $1 million on the quarterly Valuation Date. The amount of the Large Account Credit during the first Contract Year will be calculated by multiplying the greater of: 1) the amount of cumulative Purchase Payments (less any withdrawals since the contract effective date or Regular Income Payments under i4LIFE® Advantage); or 2) the value of the Subaccounts at the time of the credit, by 0.10% (0.025% quarterly).

After the first Contract Year anniversary, the Large Account Credit will apply if the Contract Value (or Account Value under i4LIFE® Advantage) equals or exceeds $1 million on the quarterly Valuation Date. The amount of the Large Account Credit will be calculated by multiplying the value of the Subaccounts at the time of the credit by 0.10% (0.025% quarterly).

Please retain this supplement for future reference.